SUPPLEMENT TO THE

PROSPECTUSES

OF

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

I.              Evergreen High Income Municipal Bond Fund (the “Fund”)

                Effective immediately, the Fund is managed by Mathew M. Kiselakand Dennis Derby. Mr. Kiselak will serve as lead portfolio manager for the Fund. Accordingly, the sections of the Fund's prospectus entitled "Fund Facts" and "The Fund’s Portfolio Manager" are revised to reflect this change and the following:

Mathew M. Kiselak is a Director and Senior Portfolio Manager with Evergreen’s Institutional Municipal Bond group. He has been with Evergreen or one of its predecessors since 2000 and has over 19 years of investment experience.

Dennis Derby is an Associate Director and Portfolio Manager with Evergreen’s Institutional Municipal Bond group. He has been with Evergreen or one of its predecessors since 1995 and has over 10 years of investment experience.

II.            Evergreen Short-Intermediate Municipal Bond Fund (the “Fund”)

                Effective immediately, James Randazzo is added as a portfolio manager of the Fund. Mathew M. Kiselak, currently the Fund’s portfolio manager, will serve as lead portfolio manager for the Fund. Accordingly, the sections of the Fund's prospectus entitled "Fund Facts" and "The Fund’s Portfolio Manager" are revised to reflect this change and the following:

James Randazzo is an Associate Director and Portfolio Manager with Evergreen’s Institutional Municipal Bond group. He has been with Evergreen or one of its predecessors since 2000 and has over 16 years of investment experience.

August 18, 2008	583023 (8/08)